江苏萝贝电动车有限公司

股东会决议

会议时间：2021 年 12 月 12 日

会议地点:公司会议室

应到会股东 16 方，实际到会 16 方，代表 100%表决权。全体股东一致通过如下决议：

一、股权转让

经公司评估，全体股东一致同意，公司作价 1 元人民币转让给萝贝控股有限公司，收购资金按股权比例分配，具体情况如下：

1、同意股东许华剑将拥有公司 46.3%股权计 0.46 元，以 0.46 元的价格转让给新股东萝贝控股有限公司。

2、同意股东许凭翼将拥有公司 11.58%股权计 0.11 元，以 0.11 元的价格转让给新股东萝贝控股有限公司。

3、同意股东蔡建聪将拥有公司 10%股权计 0.10 元，以 0.10 元的价格转让给新股东萝贝控股有限公司。

4、同意股东谢慧艳将拥有公司 10%股权计 0.10 元，以 0.10 元的价格转让给新股东萝贝控股有限公司。

5、同意股东熊浩宇将拥有公司 4.99%股权计 0.05 元，以 0.05 元的价格转让给新股东萝贝控股有限公司。

6、同意股东莫令平将拥有公司 3.5%股权计 0.03 元，以 0.03 元的价格转让给新股东萝贝控股有限公司。

7、同意股东要亚松将拥有公司 3.5%股权计 0.03 元，以 0.03 元的价

格转让给新股东萝贝控股有限公司。

8、同意股东王运美将拥有公司 3.04%股权计 0.03 元，以 0.03 元的价格转让给新股东萝贝控股有限公司。

9、同意股东戴卓然将拥有公司 2%股权计 0.02 元，以 0.02 元的价格转让给新股东萝贝控股有限公司。

10、同意股东朱一兵将拥有公司 1.05%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

11、同意股东钟子盛将拥有公司 0.52%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

12、同意股东袁博文将拥有公司 1%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

13、同意股东刘云涛将拥有公司 0.52%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

14、同意股东钟晓虹将拥有公司 0.5%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

15、同意股东朱义雍将拥有公司 0.5%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

16、同意股东 YAUGH CHEN PETER 将拥有公司 1%股权计 0.01 元，以 0.01 元的价格转让给新股东萝贝控股有限公司。

二、其他股东放弃相应的优先受让权。

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（此页无正文，为江苏萝贝电动车有限公司股东会决议签署页）

全体股东签署：

江苏萝贝电动车有限公司

2021年12月12日

Resolutions of the Board of Shareholders

of

Jiangsu Luobei Electric Vehicle Co., Ltd.

Date of Meeting: December 12, 2021

Place of Meeting: Conference Room

There should be 16 shareholders present at the meeting, and actually 16 shareholders were present at the meeting, representing 100% of voting power. All shareholders assented and consented the following resolutions:

I. Equity transfer

Upon evaluation by the Company, all shareholders agreed that the Company be transferred to **Lobo Holdings Ltd** at a price of RMB 1. The purchasing funds shall be allocated in proportion to the equity as follows:

1. RESOLVED THAT the shareholder Xu Huajian transferred his 46.3% of equity held in the Company, amounting to RMB 0.46 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.46.
2. RESOLVED THAT the shareholder Xu Pingyi transferred his 11.58% of equity held in the Company, amounting to RMB 0.11 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.11.
3. RESOLVED THAT the shareholder Cai Jiancong transferred his 10% of equity held in the Company, amounting to RMB 0.10 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.10.
4. RESOLVED THAT the shareholder Xie Huiyan transferred her 10% of equity held in the Company, amounting to RMB 0.10 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.10.
5. RESOLVED THAT the shareholder Xiong Haoyu transferred his 4.99% of equity held in the Company, amounting to RMB 0.05 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.05.
6. RESOLVED THAT the shareholder Mo Lingping transferred his 3.5% of equity held in the Company, amounting to RMB 0.03 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.03.
7. RESOLVED THAT the shareholder Yao Yasong transferred his 3.5% of equity held in the Company, amounting to RMB 0.03 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.03.
8. RESOLVED THAT the shareholder Wang Yunmei transferred her 3.04% of equity held in the Company, amounting to RMB 0.03 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.03.
9. RESOLVED THAT the shareholder Dai Zhuoran transferred his 2% of equity held in the Company, amounting to RMB 0.02 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.02.
10. RESOLVED THAT the shareholder Zhu Yibing transferred his 1.05% of equity held in the Company,

amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

11. RESOLVED THAT the shareholder Zhong Zisheng transferred his 0.52% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

12. RESOLVED THAT the shareholder Yuan Bowen transferred his 1% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

13. RESOLVED THAT the shareholder Liu Yuntao transferred his 0.52% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

14. RESOLVED THAT the shareholder Zhong Xiaohong transferred her 0.5% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

15. RESOLVED THAT the shareholder Zhu Yiyong transferred his 0.5% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

16. RESOLVED THAT the shareholder YAUGH CHEN PETER transferred his 1% of equity held in the Company, amounting to RMB 0.01 to the new shareholder Lobo Holdings Ltd at a price of RMB 0.01.

II. Other shareholders waive the corresponding preemptive right.

(The remainder of this page is intentionally left blank)

(The remainder of this page is intentionally left blank, and is the signature page to the Resolutions of the Board of Shareholders of Jiangsu Luobei Electric Vehicle Co., Ltd.)

Signature by all shareholders:

Xu Huajian, Xu Pingyi, Xie Huiyan, Cai Jiancong, Wang Yunmei, Mo Lingping, Yao Yansong

Zhu Yibing, Dai Zhuoran, Liu Yuntao, Zhong Zisheng, Yuan Bowen, Xiong Haoyu, Zhu Yiyong, Zhong Xiaohong

Jiangsu Luobei Electric Vehicle Co., Ltd.
3202140186236

Jiangsu Luobei Electric Vehicle Co., Ltd.

December 12, 2021